UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — June 6, 2024
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TRANE TECHNOLOGIES PLC
(Exact name of registrant as specified in its charter)
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Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
170/175 Lakeview Drive
Airside Business Park
Swords Co. Dublin
Ireland
(Address of principal executive offices, including zip code)
+(353)(0)18707400
(Registrant’s phone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $1.00 per Share	TT	New York Stock Exchange
5.250% Senior Notes due 2033	TT33	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders
At the 2024 Annual General Meeting, the Company’s shareholders:
1.Elected all twelve of the Company’s nominees for director;
2.Provided advisory approval of the compensation of the Company’s named executive officers;
3.Approved the appointment of PricewaterhouseCoopers to serve as the Company’s independent auditors for the fiscal year ending December 31, 2024, and authorized the Audit Committee to set the auditors’ remuneration;
4.Approved the renewal of the Directors’ existing authority to issue shares;
5.Approved the renewal of the Directors’ existing authority to issue shares for cash without first offering shares to existing shareholders; and
6.Approved the determination of the price range at which the Company can reissue shares that it holds as treasury shares.

Proposals 1(a)-(l). Election of twelve (12) directors to hold office until the Company’s next Annual General Meeting of Shareholders:

	Nominees	For	Against	Abstain	Broker Non-Vote
(a)	Kirk E. Arnold	181,379,073	5,939,198	440,390	13,454,053
(b)	Ana P. Assis	186,511,304	667,529	579,828	13,454,053
(c)	Ann C. Berzin	178,464,958	8,709,636	584,067	13,454,053
(d)	April Miller Boise	182,919,162	4,108,753	730,746	13,454,053
(e)	Gary D. Forsee	181,565,061	5,724,758	468,842	13,454,053
(f)	Mark R. George	186,814,407	507,064	437,190	13,454,053
(g)	John A. Hayes	186,424,879	885,901	447,881	13,454,053
(h)	Linda P. Hudson	183,916,458	3,254,186	588,017	13,454,053
(i)	Myles P. Lee	186,614,395	702,990	441,276	13,454,053
(j)	David S. Regnery	170,266,246	16,202,355	1,290,060	13,454,053
(k)	Melissa N. Schaeffer	186,655,378	525,057	578,226	13,454,053
(l)	John P. Surma	174,772,996	12,515,011	470,654	13,454,053

Proposal 2. Advisory approval of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non Vote
161,626,811	24,883,827	1,248,023	13,454,053
Proposal 3. Approval of the Appointment of Independent Auditors:

For	Against	Abstain	Broker Non Vote
179,535,698	19,621,462	2,055,554	0
Proposal 4. Approval of the Directors’ Existing Authority to Issue Shares:

For	Against	Abstain	Broker Non Vote
194,316,669	6,407,800	488,245	0
Proposal 5. Approval of the Directors’ Authority to Issue Shares for Cash:

For	Against	Abstain	Broker Non Vote
181,488,391	19,105,495	618,828	0
Proposal 6. Approved the determination of the price range at which the Company can reissue shares that it holds as treasury shares:

For	Against	Abstain	Broker Non Vote
198,774,787	1,838,196	599,731	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANE TECHNOLOGIES PLC (Registrant)

Date:	June 7, 2024	/s/ Evan M. Turtz
Evan M. Turtz, Senior Vice President, General Counsel and Secretary

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